Exhibit 10.53
Executed Copy






$255,210,000

MOBILE ENERGY SERVICES COMPANY, L.L.C.

8.665% First Mortgage Bonds due 2017
unconditionally guaranteed by

MOBILE ENERGY SERVICES HOLDINGS, INC.


Underwriting Agreement


                                                             August 15, 1995




Goldman, Sachs & Co.
Bear, Stearns & Co. Inc.
Lehman Brothers Inc.

c/o      Goldman, Sachs & Co.
         85 Broad Street
         New York, New York 10004


Ladies and Gentlemen:

         Mobile Energy Services Company, L.L.C., an Alabama limited liability company (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to you severally (the "Underwriters") an aggregate of $255,210,000 principal amount of its First Mortgage Bonds set forth above (the "Securities") to be issued pursuant to the provisions of the Trust Indenture dated as of August 1, 1995 (the "Indenture") among the Company, Mobile Energy Services Holdings, Inc., an Alabama corporation ("Mobile Energy" and, together with the Company, the "Mobile Energy Parties"), and First Union National Bank of Georgia, a national banking association organized and existing under the laws of the United States of America ("First Union"), as trustee (the "Trustee"). The Company's obligations with respect to the Securities will be guaranteed by Mobile Energy. Terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Indenture.



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         1.       Each of the Mobile Energy Parties jointly and severally
represents and warrants to, and agrees with, each of the Underwriters that:

                  (a) A registration statement on Form S-1 (File No. 33- 92776) in respect of the Securities has been filed with the Securities and Exchange Commission (the "Commission"); such registration statement and any post-effective amendment thereto, each in the form heretofore delivered to the Underwriters, have been declared effective by the Commission in such form; no other document with respect to such registration statement has heretofore been filed with the Commission (other than the Application for Confidential Treatment of specified provisions of certain Project Contracts filed as exhibits to such registration statement); and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or, to the knowledge of either of the Mobile Energy Parties after due inquiry, threatened by the Commission; any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act"), is hereinafter called a "Preliminary Prospectus"; the various parts of such registration statement, including all exhibits (other than Form T-1) thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of such registration statement at the time it was declared effective, each as amended at the time such part of such registration statement became effective, are hereinafter collectively called the "Registration Statement"; and such form of final prospectus, in the form first filed pursuant to Rule 424(b) under the Act and including all appendices thereto, is hereinafter called the "Prospectus."

                  (b) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission; each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder; and the Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder.

                  (c) The Registration Statement does not and will not, as of the applicable effective date of the Registration Statement and any amendment thereto, contain an untrue statement of a material fact or omit to state a material fact required to be

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         stated therein or necessary to make the statements therein not misleading; the Preliminary Prospectus, Subject to Completion, dated July 20, 1995 (the "Circulated Preliminary Prospectus") did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Prospectus does not and will not, as of the applicable filing date of the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions (i) made in reliance upon and in conformity with information furnished in writing to the Mobile Energy Parties by the Underwriters expressly for use therein or (ii) in Appendices B and C to the Circulated Preliminary Prospectus or to the Prospectus.

                  (d) Neither of the Mobile Energy Parties has sustained, since the date of the latest audited financial statements included in the Prospectus, any material loss or interference with its business from fire, explosion, flood, hurricane or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock or long-term debt of either of the Mobile Energy Parties or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, properties, financial position, business prospects, shareholders' or other equity, results of operations or otherwise of either of the Mobile Energy Parties otherwise than as set forth or contemplated in the Prospectus.

                  (e) Each of the Mobile Energy Parties has good and marketable title in fee simple to all real property and good and marketable title to all personal property described in the Prospectus as being owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Mobile Energy Parties; any real property and buildings described in the Prospectus as being held under lease by the Company are held by the Company under valid and subsisting leases, enforceable against the Company, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company; the easements, licenses and other rights granted or to be granted to either of the Mobile Energy Parties pursuant

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         to the terms of the Project Contracts provide or will provide the
         Company with all rights and property interests required to enable the Company to obtain all material services, materials or rights (including rights of access) required for the operation and maintenance of the Energy Complex, as contemplated by the Prospectus, other than those services, materials or rights that reasonably can be expected to be obtainable in the ordinary course of business; and Mobile Energy's only material assets consist of its ownership interest in the Company and its rights in respect of the Southern Master Tax Sharing Agreement.

                  (f) The Company has been duly formed and is validly existing as a limited liability company in good standing under the laws of the State of Alabama, with requisite limited liability company power and authority to own its properties and conduct its business as described in the Prospectus and to execute, deliver and perform its obligations under this Agreement and each other Project Document to which it is, or as of the Time of Delivery (as defined in Section 4(a) hereof) will be, a party and to consummate the transactions contemplated hereby and thereby, including the issuance and sale of the Securities as provided herein, and has been duly qualified as a foreign limited liability company for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases property or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction.

                  (g) Mobile Energy has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Alabama, with requisite corporate power and authority to own its properties and conduct its business as described in the Prospectus, and to execute, deliver and perform its obligations under this Agreement and each other Project Document to which it is, or as of the Time of Delivery will be, a party and to consummate the transactions contemplated hereby and thereby, including the issuance of the Guaranty as provided in the Indenture, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction.

                  (h) The Company is, and as of the Time of Delivery will be, wholly-owned by Mobile Energy and Southern Electric International, Inc., a Delaware corporation ("Southern Electric"); each of Mobile Energy and Southern Electric is, and as of the Time of Delivery will be, wholly-owned by The Southern Company, a Delaware corporation ("Southern"); each of the Mobile Energy Parties has an authorized capitalization as

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         set forth in the Prospectus, and all of the outstanding equity interests of each of the Mobile Energy Parties have been duly and validly authorized and issued, are fully paid, nonassessable and not subject to any preemptive or similar rights and have been issued in accordance with applicable federal and state securities laws; as of the Time of Delivery, the equity interests of each of the Mobile Energy Parties will be free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or adverse interest of any nature; and neither of the Mobile Energy Parties has outstanding any securities convertible into or exchangeable for any of its equity interests or any rights to subscribe for or to purchase, or any warrants or options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, any such equity interests.

                  (i) Neither of the Mobile Energy Parties has engaged in any business or activity other than in connection with the acquisition, development, ownership, operation and financing of the Energy Complex as contemplated by the Project Documents to which either of the Mobile Energy Parties is, or as of the Time of Delivery will be, a party.

                  (j) The Securities have been duly authorized and, when authenticated by the Trustee in accordance with the Indenture and purchased by the Underwriters pursuant to this Agreement, will have been duly executed, issued and delivered and will constitute valid and legally binding obligations of each of the Mobile Energy Parties entitled to the benefits provided by the Indenture, which will be substantially in the form filed as an exhibit to the Registration Statement; the Indenture has been duly authorized by each of the Mobile Energy Parties and duly qualified under the Trust Indenture Act and, when executed and delivered, will constitute a valid and legally binding instrument, enforceable against each of the Mobile Energy Parties in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and remedies generally, to general equity principles, whether enforcement is considered in a proceeding in equity or law, to the discretion of the court before which any proceeding therefor may be brought and to public policy that may limit rights to indemnification; and the Securities and the Indenture will conform in all material respects to the descriptions thereof in the Prospectus.

                  (k) This Agreement has been duly authorized, executed and delivered by each of the Mobile Energy Parties and constitutes a valid and legally binding obligation of each of the Mobile Energy Parties, enforceable against each of the Mobile Energy Parties in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency,

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         reorganization, fraudulent conveyance, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and remedies generally, to general equity principles, whether enforcement is considered in a proceeding in equity or law, to the discretion of the court before which any proceeding therefor may be brought and to public policy or federal or state securities law that may limit rights to indemnification.

                  (l) Each of the Financing Documents (other than the Securities, the Indenture and this Agreement), which, if the form thereof was filed as an exhibit to the Registration Statement, will be substantially in such form, to which either of the Mobile Energy Parties is, or as of the Time of Delivery will be, a party has been duly authorized by such Mobile Energy Party and, when executed and delivered by the parties thereto, will constitute a valid and legally binding obligation of such Mobile Energy Party, enforceable against such Mobile Energy Party in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and remedies generally, to general equity principles, whether enforcement is considered in a proceeding in equity or law, to the discretion of the court before which any proceeding therefor may be brought and to public policy that may limit rights to indemnification; and the Financing Documents will conform in all material respects to the descriptions thereof in the Prospectus.

                  (m) Each of the Project Contracts to which either of the Mobile Energy Parties is a party has been duly authorized, executed and delivered by such Mobile Energy Party, and constitutes a valid and legally binding obligation of such Mobile Energy Party, enforceable against such Mobile Energy Party in accordance with its terms (other than with respect to (i) liquidated damages, (ii) Step-In Rights (as defined in the Master Operating Agreement), (iii) arbitration and (iv) agreements to agree at future dates, as to which no representation or warranty is made), subject, as to enforceability, to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and remedies generally, to general equity principles, whether considered in a proceeding in equity or law, to the discretion of the court before which any proceeding therefor may be brought and to public policy that may limit rights to indemnification; the Project Contracts conform in all material respects to the descriptions thereof in the Prospectus; neither of the Mobile Energy Parties nor, to the knowledge of either of the Mobile Energy Parties, any other party to any Project Contract is in default (and, to the knowledge after due inquiry of either of the Mobile Energy Parties, no event has occurred that with lapse of time or notice or action by a

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         third party would result in a default) in any material respect in the performance of or compliance with any term or provision in any Project Contract; and no material force majeure event has occurred and is continuing under any Project Contract.

                  (n) The issue and sale of the Securities by Company, the issue of the Guaranty by Mobile Energy, the execution, delivery and performance by each of the Mobile Energy Parties of the Securities, the Indenture, this Agreement and the other Financing Documents to which either of the Mobile Energy Parties is, or as of the Time of Delivery will be, a party and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, sale/leaseback agreement, loan agreement or other similar financing agreement or instrument or other agreement or instrument to which either of the Mobile Energy Parties is a party or by which either of the Mobile Energy Parties is bound or to which any of the property or assets of either of the Mobile Energy Parties is subject, nor will such action result in any violation of the provisions of the Articles of Organization of the Company or the Operating Agreement or the Certificate of Incorporation or By-laws of Mobile Energy or any law or statute or any order, rule or regulation, judgment or decree of any Governmental Authority having jurisdiction over either of the Mobile Energy Parties or any of their properties; and no Governmental Approval of any Governmental Authority having jurisdiction over either of the Mobile Energy Parties or any of their properties is required for the issue and sale of the Securities by the Company, the issue of the Guaranty by Mobile Energy, the execution, delivery and performance by each of the Mobile Energy Parties of the Securities, the Indenture, this Agreement and the other Financing Documents to which either of the Mobile Energy Parties is, or as of the Time of Delivery will be, a party, or the consummation by each of the Mobile Energy Parties of the transactions contemplated hereby and thereby, except for the registration of the Securities and the Guaranty under the Act, the qualification of the Indenture under the Trust Indenture Act and the approval of the Commission under the Public Utility Holding Company Act of 1935, as amended (the "PUHCA"), and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Securities by the Underwriters.

                  (o) The execution, delivery and performance by each of the Mobile Energy Parties of the Project Contracts to which either of the Mobile Energy Parties is, or as of the Time of Delivery will be, a party and the consummation of the transactions contemplated thereby will not conflict with or result in a breach or violation of any of the material terms or provisions of, or constitute a default under, any material

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         indenture, mortgage, deed of trust, sale/leaseback agreement, loan agreement or other similar financing agreement or instrument or other agreement or instrument to which either of the Mobile Energy Parties is a party or by which either of the Mobile Energy Parties is bound or to which any of the property or assets of either of the Mobile Energy Parties is subject, nor will such action result in any violation of the provisions of the Articles of Organization of the Company or the Operating Agreement or the Certificate of Incorporation or By-laws of Mobile Energy or any material law or statute or any material order, rule or regulation, judgment or decree of any Governmental Authority having jurisdiction over either of the Mobile Energy Parties or any of their properties; and no Governmental Approval (including any Environmental Requirement) of any Governmental Authority having jurisdiction over either of the Mobile Energy Parties or any of their properties is required for the execution, delivery and performance by each of the Mobile Energy Parties of the Project Contracts to which either of the Mobile Energy Parties is, or as of the Time of Delivery will be, a party, or the consummation by each of the Mobile Energy Parties of the transactions contemplated thereby, except for such Governmental Approvals as have been, or (in the ordinary course of business without substantial delay in, or material impairment to, the consummation by the Mobile Energy Parties of such transactions) will be, obtained.

                  (p) The issue and sale of the Securities by the Company, the issue of the Guaranty by Mobile Energy, the execution, delivery and performance by each of the Mobile Energy Parties of the Securities, the Indenture, this Agreement and the other Project Documents to which either of the Mobile Energy Parties is, or as of the Time of Delivery will be, a party, and the consummation of any of the other transactions contemplated hereby or thereby, do not and will not result in the creation or imposition of any Liens (other than Permitted Liens) on any of the Indenture Securities Collateral.

                  (q) When the Securities are authenticated by the Trustee in accordance with the Indenture and purchased by the Underwriters pursuant to this Agreement, (i) the Securities will rank pari passu without any preference among themselves, (ii) the Liens granted under the Security Documents will constitute valid Liens on the Indenture Securities Collateral, (iii) the Liens on such of the Indenture Securities Collateral (A) in which a Lien may be perfected by the filing of a financing statement under the Uniform Commercial Code, upon the filing of the necessary financing statements in all appropriate jurisdictions, (B) possession of which is required to perfect the Lien thereon, upon the possession by, in the case of the Shared Collateral, the Collateral Agent and, in the case of the other Indenture Securities Collateral, the Trustee and (C) in which a Lien may otherwise be perfected under the Uniform Commercial Code, will be, in the case of

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         clauses (A), (B) (C) above, perfected and, subject to the priority of payment of proceeds of Receivables and Fuel Inventory to the Working Capital Facility Provider as provided in the Intercreditor Agreement and except for Permitted Liens, superior and prior to the rights of all other Persons now existing or hereafter arising, (iv) the Lien of the Mortgage will constitute, except for exceptions that are set forth on Schedule B--Section 2 of the Title Policy (to the extent that such exceptions have not been released or subordinated prior to the Time of Delivery), a valid first priority Lien of record on all of the Mortgaged Property (as defined in the Mortgage) and (v) the Underwriters will have good and marketable title to the Securities, subject to no defenses by either of the Mobile Energy Parties (all of which are hereby waived).

                  (r) The Company is not in violation of its Articles of Organization or the Operating Agreement and Mobile Energy is not in violation of its Certificate of Incorporation or Bylaws; and neither of the Mobile Energy Parties is in default in the performance or observance of any obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is, or as of the Time of Delivery will be, a party or by which it or any of its properties may be bound, which default would reasonably be expected to have a material adverse effect on either of the Mobile Energy Parties.

                  (s) The statements set forth in the Prospectus, insofar as they purport to constitute summaries of the terms of the Securities, the provisions of the Project Documents and Debt of the Company referred to therein and the provisions of the laws and the other regulatory and environmental matters referred to therein, are accurate and fair.

                  (t) There are no legal or governmental proceedings pending to which either of the Mobile Energy Parties is a party or to which any of the properties of either of the Mobile Energy Parties is subject that
         (i) if determined adversely to either of the Mobile Energy Parties would individually or in the aggregate have a material adverse effect on the business (financial or otherwise), properties or business prospects of either of the Mobile Energy Parties or materially and adversely affect the ability of either of the Mobile Energy Parties to perform its obligations hereunder or under any other Project Document or materially and adversely affect the ownership, use, possession, operations or maintenance of the Energy Complex or any part thereof or the transactions contemplated hereunder or under any other Project Document or (ii) questions the validity, enforceability or performance of this Agreement or any other Project Document to which either of the Mobile Energy Parties is, or as of the Time of Delivery will be, a party and, to the knowledge of either of the Mobile Energy Parties after due inquiry, no such

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         proceedings are threatened or contemplated by any Governmental
         Authority or threatened by others.

                  (u) The assumptions described by Stone & Webster Engineering Corporation (the "Independent Engineer") as assumptions underlying the financial projections of annual revenues and expenses of the Company during the term of the Securities, including debt service coverage ratios (the "Projections"), and contained in the report with respect to certain technical, environmental and economic aspects of the Energy Complex prepared by the Independent Engineer, which is included in the Prospectus as Appendix B thereto (the "Independent Engineer's Report"), are, in the opinion of each of the Mobile Energy Parties, reasonable; the information provided by each of the Mobile Energy Parties to the Independent Engineer as the basis for the Projections has been prepared in good faith by the Mobile Energy Parties; neither of the Mobile Energy Parties knows of any facts or circumstances relating to its present or proposed business that should be set forth in the Prospectus as assumptions for purposes of consideration of the Projections, taken as a whole, and are not so set forth; the Projections have been reviewed by, and accepted as having a reasonable basis and included in the Prospectus in good faith by, each of the Mobile Energy Parties.

                  (v) Neither of the Mobile Energy Parties believes that the assumptions described by Jaakko Poyry Consulting, Inc. (the "Paper Consultant") as part of the assessment of the long-term business viability of and the risk of production curtailment at the Mills (the "Mill Assessment") contained in the report with respect to the Mills prepared by the Paper Consultant, which is included in the Prospectus as Appendix C thereto (the "Paper Consultant's Report"), are not reasonable; the information provided by each of the Mobile Energy Parties to the Paper Consultant in connection with the Mill Assessment has been prepared in good faith by the Mobile Energy Parties; neither of the Mobile Energy Parties knows of any facts or circumstances relating to its present or proposed business that should be set forth in the Prospectus as assumptions for purposes of consideration of the Mill Assessment, taken as a whole, and are not so set forth; the Mill Assessment has been reviewed by, and accepted as having a reasonable basis and included in the Prospectus in good faith by, each of the Mobile Energy Parties.

                  (w) The statements made in the Prospectus (other than the Projections and the Mill Assessment) within the coverage of Rule 175(b) under the Act were made by each of the Mobile Energy Parties with a reasonable basis and in good faith.

                  (x) Except as disclosed in the Prospectus, (i) each of the Mobile Energy Parties, Southern and Southern Electric and, to the knowledge of either of the Mobile Energy Parties,

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         Southern Company Services, Inc., an Alabama corporation ("SCS"), Scott
         Paper Company, a Pennsylvania corporation ("Scott"), S.D. Warren Company, a Pennsylvania corporation ("S.D. Warren"), and the other parties to the Project Contracts (each of the Mobile Energy Parties, Southern, Southern Electric, SCS, Scott, S.D. Warren and such other parties, a "Project Participant" and, collectively, the "Project Participants") has complied and is complying in all material respects with all applicable environmental laws pertaining to the Energy Complex and the Site, (ii) there are no circumstances that would prevent or interfere in any material respect with the abilities of (A) to the knowledge of either of the Mobile Energy Parties after due inquiry, the Mobile Energy Parties and Southern Electric to operate and maintain the Energy Complex or (B) to the knowledge of either of the Mobile Energy Parties, Scott and S.D. Warren to operate and maintain the Mills as contemplated by the Project Documents in material compliance with all applicable environmental laws, (iii) all material Governmental Approvals required under applicable environmental laws to operate the Energy Complex are identified in the Prospectus, (iv) there is no governmental claim pending or, to the knowledge of either of the Mobile Energy Parties after due inquiry, threatened against either of the Mobile Energy Parties, Southern or Southern Electric or, to the knowledge of either of the Mobile Energy Parties, pending or threatened against Scott, S.D. Warren or any other Project Participant or their respective properties that would be material to the business (financial or otherwise), properties or business prospects of either of the Mobile Energy Parties, (v) to the knowledge of either of the Mobile Energy Parties after due inquiry, there is no environmental law proposed or expected to be proposed that would be material to the business (financial or otherwise), properties or business prospects of either of the Mobile Energy Parties, (vi) to the knowledge of either of the Mobile Energy Parties after due inquiry, the Site does not contain or have deposited thereon any hazardous material in excess of permitted levels, concentrations, standards or other limitations under applicable environmental laws, (vii) to the knowledge of either of the Mobile Energy Parties after due inquiry, there are no present or past actions, activities, circumstances and conditions, events or incidents, including the release, emission, discharge, presence or disposal of hazardous materials, for which applicable environmental laws could provide the basis to incur any material obligation, liability, loss, claim, judgment, discharge, penalty, fee or other cost arising from (A) the presence or release into the environment of any hazardous material or (B) any violation of any applicable environmental law and (viii) to the knowledge of either of the Mobile Energy Parties after due inquiry,
         (A) no underground storage tanks are located on the Site, (B) there is no asbestos contained in, forming part of or contaminating any part of the Site, (C) no poly chlorinated biphenyls are used or stored at or contaminate any part of the

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         Site and (D) no nuclear material has been brought onto the Site that, in the case of each of clause (A) through (D) above, would be material to the business (financial or otherwise), properties or business prospects of either of the Mobile Energy Parties; and, except as so disclosed in the Prospectus, none of such environmental matters, either individually or in the aggregate, has resulted in or will result in a material adverse change in the business (financial or otherwise) of the Mobile Energy Parties. For purposes hereof, the term "applicable environmental laws" means those federal, state or local environmental laws, ordinances and regulations duly adopted, promulgated, effective and applicable to the Energy Complex as of the date hereof or the Time of Delivery (as the case may be).

                  (y) Neither of the Mobile Energy Parties is, or at the Time of Delivery will be, an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

                  (z) Neither First Union, in its capacity as the Trustee and the Tax-Exempt Indenture Trustee, or Bankers Trust (Delaware), a Delaware banking corporation ("Bankers Trust"), in its capacity as the Collateral Agent, nor any holder of the Securities will be as of the Time of Delivery (under applicable law as in effect as of the Time of Delivery and solely as a result of the ownership, maintenance and operation of the Energy Complex by the Mobile Energy Parties as described in the Prospectus, the purchase and ownership of the Securities or any other transaction contemplated by the Financing Documents (other than the exercise of remedies thereunder)) subject to regulation under the Federal Power Act of 1920, as amended (the "FPA"), or by the State of Alabama Public Service Commission or otherwise be subject to rate regulation under federal, state or local law; neither of the Mobile Energy Parties is, or at the Time of Delivery will be, subject to rate regulation under federal, state or local law; and neither the execution, delivery and performance by each of the Mobile Energy Parties of all the provisions of the Project Documents to which either of the Mobile Energy Parties is, or at the Time of Delivery will be, a party nor the consummation of the transactions contemplated thereby will violate Chapter 14 of Title 37 of the Code of Alabama
         (1975): Service Territories for Electric Suppliers (the "Alabama Territorial Law").

                  (aa) Each of the Mobile Energy Parties has filed, or caused to be filed, all tax and information returns that are required to have been filed by it in any jurisdiction and has paid (prior to their delinquency dates) all taxes shown to be due and payable on such returns and all other taxes and assessments payable by it, to the extent the same have become due and payable, except to the extent there is a Good Faith Contest thereof by the Mobile Energy Parties.

                  (bb) Neither of the Mobile Energy Parties, nor any other Person who is a member of a controlled group of corporations or a group of trades or businesses under common control with the Mobile Energy Parties (within the meaning of Section 414 of the Code), has (i) failed to fulfill its obligations under or to comply in any material respect with the requirements of ERISA or the Code with respect to any employee benefit plans, (ii) sought a waiver of the minimum funding standard of
         Section 412 of the Code, (iii) failed to make any contribution or payment to or in respect of any employee benefit plan required to be made by law or by the terms of such plan, (iv) made any amendment to any employee benefit plan that has resulted or could result in the imposition of a lien or the posting of a bond or other security under ERISA or the Code or (v) incurred any liability under Title IV of ERISA other than a liability to the Pension Benefit Guaranty Corporation for premiums under Section 4007 of ERISA, if, as a result of any such event or condition set forth in clauses (i) through (v) above, together with all such other events or conditions, either of the Mobile Energy Parties has incurred or is reasonably likely to incur, or any other member of such controlled group has incurred or is reasonably likely to incur a liability for which such Mobile Energy Party would be subject to, a liability that is material in relation to the financial position of such Mobile Energy Party.

                  (cc) There are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not so described or filed.

                  (dd) Neither the Mobile Energy Parties nor their respective affiliates does business with the government of Cuba within the meaning of Section 517.075, Florida Statutes.

                  (ee) Arthur Andersen LLP, who have certified certain consolidated financial statements of Mobile Energy, are independent public accountants with respect to the Mobile Energy Parties as required by the Act and the rules and regulations of the Commission thereunder.

         2. Subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Company, at a purchase price of 99.125% of the principal amount thereof, the principal amount of Securities set forth opposite the name of such Underwriter in Schedule I hereto.

         3. Upon the authorization by the Underwriters of the release of the Securities, the several Underwriters propose to offer the

Securities for sale upon the terms and conditions set forth in the Prospectus.

         4. (a) The Securities to be purchased by each Underwriter hereunder will be represented by one or more definitive global Securities in book-entry form that will be deposited by or on behalf of the Company with The Depository Trust Company ("DTC") or its designated custodian. The Company will deliver the Securities to Goldman, Sachs & Co., for the account of each Underwriter, against payment by or on behalf of such Underwriters of the purchase price therefor by, at the option of the Company, certified official bank check or checks, payable to the order of the Company in federal (same day) funds, or wire transfer of federal (same day) funds to an account designated by the Company, by causing DTC to credit the Securities to the account of Goldman, Sachs & Co. at DTC. The Company will cause the certificates representing the Securities to be made available to Goldman, Sachs & Co. for checking at least twenty-four hours prior to the Time of Delivery at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be 10:00 a.m., New York City time, on August 24, 1995 or such other time and date as the Underwriters and the Mobile Energy Parties may agree upon in writing. Such time and date are herein called the "Time of Delivery."

                  (b) The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Securities and any additional documents requested by the Underwriters pursuant to Section 7(aa) hereof, will be delivered at the offices of Winthrop, Stimson, Putnam & Roberts, One Battery Park Plaza, New York, New York (the "Closing Location"), and the Securities will be delivered at the Designated Office, all at the Time of Delivery. A meeting will be held at the Closing Location at 9:30 a.m., New York City time, on the New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.

         5.       Each of the Mobile Energy Parties agrees with each of the
Underwriters:

                  (a) To prepare the Prospectus in a form approved by the Underwriters and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or the Prospectus that shall be reasonably disapproved by Goldman, Sachs & Co., on behalf of the Underwriters, promptly after reasonable notice thereof; to advise the Underwriters, promptly after it receives notice thereof, of the time when the Registration Statement, or any amendment thereto, has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Underwriters with copies thereof; to advise the Underwriters, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus relating to the Securities, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus relating to the Securities or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order.

                  (b) Promptly from time to time to take such action as the Underwriters may reasonably request to qualify the Securities for offering and sale under the securities laws of such United States jurisdictions as the Underwriters may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith neither of the Mobile Energy Parties shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

                  (c) To furnish the Underwriters with copies of the Prospectus in such quantities as the Underwriters may from time to time reasonably request, and, if the delivery of a prospectus relating to the Securities is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus in order to comply with the Act or the Trust Indenture Act, to notify the Underwriters and upon the request of the Underwriters to prepare and furnish without charge to the Underwriters and to any dealer in securities as many copies as the Underwriters may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus that will correct such statement or omission or effect such compliance; and, in case the Underwriters are required to deliver a prospectus in connection with sales of any of the Securities at any time nine months or more after the time of issue of the Prospectus, upon request of the Underwriters but at the expense of the Underwriters, to prepare and deliver to the Underwriters as many copies as the Underwriters may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act.

                  (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earning statement of the Mobile Energy Parties (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Mobile Energy Parties, Rule 158 under the Act).

                  (e) During the period beginning from the date hereof and continuing to and including the Time of Delivery, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of either of the Mobile Energy Parties (other than obligations in respect of the Tax- Exempt Bonds) that are substantially similar to the Securities.

                  (f) To furnish to the Trustee and the holders of the Securities (or any beneficial interest therein requesting the same in writing) the documents specified in, and otherwise in accordance with the provisions of, Section 5.3 of the Indenture as in effect at the Time of Delivery.

                  (g) During a period of three years from the effective date of the Registration Statement, to (i) furnish to the Underwriters copies of all reports or other communications (financial or other) furnished generally to securityholders (in their capacities as such and not in their capacities as directors, officers or managers (as the case may be) of either of the Mobile Energy Parties) of either of the Mobile Energy Parties and (ii) deliver to the Underwriters as soon as they are available, (A) copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which the Securities or any class of securities of either of the Mobile Energy Parties may be listed and (B) the documents specified in Sections 5.3 and 10.4 of the Indenture as in effect at the Time of Delivery.

                  (h) To use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds."

                  (i) To file with the Commission such reports on Form SR as may be required by Rule 463 under the Act.

         6. Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, each of the Mobile Energy Parties covenant and agree with the several Underwriters that, as between the Underwriters and the Mobile Energy Parties, the Mobile Energy Parties will pay or cause to be paid, and will hold the Underwriters harmless against, the following: (a) the fees, disbursements and expenses of counsel and accountants for each of the Mobile Energy Parties in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (b) the cost of printing or producing this Agreement, the other Financing Documents, the blue sky survey and any legal investment memoranda relating to the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (c) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the blue sky survey and any legal investment memoranda relating thereto; (d) any fees charged by securities rating services for rating the Securities; (e) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (f) the cost of preparing the Securities;
(g) the fees, disbursements and expenses of each of the Trustee, the Tax-Exempt Indenture Trustee and the Collateral Agent and any agents thereof (or any agent of either of the Mobile Energy Parties appointed under the Financing Documents) and the fees and disbursements of their respective counsel; (h) the fees, disbursements and expenses of counsel for the Underwriters and all other expenses incurred by the Underwriters in connection with the offering of the Securities, including, without limitation, advertising, marketing and other out-of-pocket expenses; (i) the fees, disbursements and expenses of the Independent Engineer, the Paper Consultant, the Environmental Consultant (as defined in Section 7(s) hereof), the Independent Insurance Consultant (as defined in Section 7(t) hereof) and the Engineering Consultant (as defined in
Section 7(u) hereof); (j) the fees and expenses relating to the issuance of the Title Policy (as defined in Section 7(n) hereof), the preparation of any surveys relating to the Site or the site of the Mobile Facility and the filing and/or recordation of certain of the Financing Documents; and (k) all other costs and expenses incident to the performance of the obligations of either of the Mobile Energy Parties hereunder that are not otherwise specifically provided for in this Section 6.

         7. The obligations of the Underwriters hereunder shall be subject to the condition that all representations and warranties and other statements of each of the Mobile Energy Parties herein are, at and as of the Time of Delivery, true and correct, to the condition that each of the Mobile Energy Parties shall have performed all of their respective obligations hereunder theretofore to be performed and to the following additional conditions:

                  (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Underwriters.

                  (b) Winthrop, Stimson, Putnam & Roberts, counsel for the Underwriters, shall have furnished to the Underwriters their written opinion, dated the Time of Delivery, with respect to such matters as the Underwriters may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

                  (c) Each of Balch & Bingham, Latham & Watkins and Troutman Sanders LLP (as the case may be), counsel for the Mobile Energy Parties, shall have furnished to the Underwriters their written opinion or opinions, dated the Time of Delivery, substantially to the effect, together with such changes as to legal matters as may be acceptable to counsel for the Underwriters, that:

                           (i) the Company has been duly formed and is validly
                  existing as a limited liability company in good standing under the laws of the State of Alabama, with requisite limited liability company power and authority to own its properties and conduct its business as described in the Prospectus, to execute, deliver and perform its obligations under this Agreement and each other Project Document to which it is a party and to consummate the transactions contemplated hereby and thereby, including the issuance and sale of the Securities as provided herein;

                          (ii) Mobile Energy has been duly incorporated and is
                  validly existing as a corporation in good standing under the laws of the State of Alabama, with requisite corporate power and authority to own its properties and conduct its business as described in the Prospectus, to execute, deliver and perform its obligations under this Agreement and each other Project Document to which it is a party and to consummate the transactions contemplated hereby and thereby, including the issuance of the Guaranty as provided in the Indenture;

                         (iii) under the laws of each other jurisdiction in
                  which either of the Mobile Energy Parties, to the knowledge of such counsel, owns or leases properties or conducts any business so as to require qualification as a foreign corporation for the transaction of business, each such Mobile Energy Party has been, based solely upon certificates of public officials, duly qualified as a foreign corporation and is in good standing or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

                          (iv) the Company is wholly-owned by Mobile Energy and
                  Southern Electric, and Mobile Energy is wholly-owned by Southern; each of the Mobile Energy Parties has an authorized capitalization as set forth in the Prospectus; all of the outstanding equity interests of each of the Mobile Energy Parties have been duly authorized and validly issued, are fully paid and non-assessable and are not subject to any preemptive or similar rights; to the knowledge of such counsel, the outstanding equity interests of each of the Mobile Energy Parties are free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or adverse interest of any nature; and, to the knowledge of such counsel, neither of the Mobile Energy Parties has outstanding any securities convertible into or exchangeable for any of its equity interests or any rights to subscribe for or to purchase, or any warrants or options for the purchase of, or any agreement providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, any such equity interests;

                           (v) to the knowledge of such counsel based solely
                  upon a review of the public docket records of the state and federal courts located in New York County, New York and Mobile County, Alabama, the state courts located in DeKalb County, Georgia and the federal courts located in Fulton County, Georgia, and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending or threatened to which either of the Mobile Energy Parties is a party, or of which any property of either of the Mobile Energy Parties is the subject, that (A) could reasonably be expected to have a material adverse effect on either of the Mobile Energy

                  Parties or any of their respective properties or materially and adversely affect the ownership, use, possession, operation or maintenance of the Energy Complex or any part thereof or the transactions contemplated hereunder or under any other Project Document or (B) questions the validity, enforceability or performance of this Agreement or any other Project Document to which either of the Mobile Energy Parties is a party;

                          (vi) this Agreement has been duly authorized, executed and delivered by each of the Mobile Energy Parties;

                         (vii) the Securities have been duly authorized,
                  executed and delivered by the Company and (with respect to the Guaranty) Mobile Energy and, when issued and authenticated by the Trustee in accordance with the Indenture and purchased by the Underwriters pursuant to this Agreement, will be valid and binding obligations of the Mobile Energy Parties, enforceable against such Mobile Energy Party in accordance with their terms, and are entitled to the benefits provided by the Indenture;

                        (viii) the Indenture has been duly authorized, executed
                  and delivered by each of the Mobile Energy Parties and is the valid and binding agreement of such Mobile Energy Party, enforceable against such Mobile Energy Party in accordance with its terms; and the Indenture has been duly qualified under the Trust Indenture Act;

                          (ix) each of the Financing Documents (other than the
                  Securities, this Agreement and the Indenture) to which either of the Mobile Energy Parties is a party has been duly authorized, executed and delivered by such Mobile Energy Party and (assuming due authorization, execution and delivery by the other parties thereto) is the valid and binding obligation of such Mobile Energy Party, enforceable against such Mobile Energy Party in accordance with its terms;

                           (x) each of the Project Contracts to which either of
                  the Mobile Energy Parties is a party has been duly authorized, executed and delivered by such Mobile Energy Party and is the valid and binding obligation of such Mobile Energy Party, enforceable against such Mobile Energy Party in accordance with its terms;

                          (xi) the issue and sale of the Securities by the
                  Company, the issue of the Guaranty by Mobile Energy and the execution and delivery by each of the Mobile Energy Parties of the Securities, the Indenture, this Agreement and the other Financing Documents and the Project Contracts to which either of the Mobile Energy Parties is a party and the performance of the obligations of the Mobile Energy Parties thereunder (including the grant by the Company of the Liens upon the Collateral pursuant to the Security Documents), do not and will not (A) violate any federal, New York, Alabama or Georgia statute, rule or regulation applicable to either of the Mobile Energy Parties or any of their respective properties (including, without limitation, Regulation U or X of the Board of Governors of the Federal Reserve System), (B) violate the provisions of the Articles of Organization of the Company or the Operating Agreement or the Certificate of Incorporation or By-laws of Mobile Energy, (C) result in the breach or violation of or a default under any of the Project Documents filed as an exhibit to the Registration Statement, (D) to the knowledge of such counsel, require any Governmental Approval of any Governmental Authority having jurisdiction over either of the Mobile Energy Parties or any of their respective properties, except for (1) such Governmental Approvals as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Securities by the Underwriters (as to which such counsel need express no opinion) and (2) the registration of the Securities and the Guaranty under the Act, the qualification of the Indenture under the Trust Indenture Act, the approval of the Commission under the PUHCA and such other Governmental Approvals that shall have been obtained on or prior to the Time of Delivery or, in the case of the Project Contracts, are expected to be obtained on or prior to the date any such other Governmental Approval is required in the ordinary course of business without undue burden or delay or (E) result in the imposition of any Liens (other than Permitted Liens) on any of the Indenture Securities Collateral;

                         (xii) neither First Union, in its capacity as the
                  Trustee and the Tax-Exempt Indenture Trustee, or Bankers Trust, in its capacity as the Collateral Agent, nor any Holder of the Securities will be as of the Time of Delivery (under applicable law as in effect as of the Time of Delivery and solely as a result of the ownership, maintenance and operation of the Energy Complex by the Mobile Energy Parties as described in the Prospectus, the purchase and ownership of the Securities or any other transaction contemplated by the Financing Documents (other than the exercise of remedies thereunder)) subject to regulation under the FPA or by the State of Alabama Public Service Commission; neither of the Mobile Energy Parties is subject to rate regulation under federal law or the laws of the State of Alabama; and none of the execution, delivery and performance by each of the Mobile Energy Parties of all the provisions of the Project Documents to which such

                  Mobile Energy Party is a party will violate the Alabama Territorial Law;

                        (xiii) an Alabama state court or federal court sitting
                  in the State of Alabama will recognize and give effect to the governing law provisions of any Financing Document that provides for the application of the law of a jurisdiction other than the State of Alabama if such provision is reasonable, if the parties and transaction bear a reasonable relationship to the state whose law is being applied and if there are no Alabama public policy reasons not to enforce such provision.

                         (xiv) the provisions of the Security Agreement are
                  effective to create valid security interests in favor of the Collateral Agent, for the ratable benefit of the Senior Secured Parties (subject to the priority of payment of proceeds of Receivables and Fuel Inventory to the Working Capital Facility Provider as provided in the Intercreditor Agreement), in the Shared Collateral; the provisions of the Indenture are effective to create valid security interests in favor of the Trustee, for the ratable benefit of the Holders of the Securities, in the Indenture Securities Collateral other than the Shared Collateral; and the Liens of the Security Agreement and the Indenture on such of the Indenture Securities Collateral in which a Lien may be perfected by the filing of a financing statement under the Uniform Commercial Code, upon the filing of the necessary financing statements in all appropriate jurisdictions, will be perfected.

                          (xv) the Security Documents to be recorded with the
                  appropriate filing offices in the State of Alabama and the county of Mobile, Alabama and in the State of Georgia and the county of DeKalb, Georgia are in appropriate form for filing under the laws of the States of Alabama and Georgia, as applicable; the Mortgage, upon such recording, will constitute a valid mortgage Lien on all of the Mortgaged Property that can be mortgaged under the laws of the State of Alabama; the foreclosure of the Mortgage will not in any manner restrict, affect or impair the liability of either of the Mobile Energy Parties with respect to any of the Senior Debt or the rights and remedies of the Senior Secured Parties with respect to the foreclosure or enforcement of any other security interests or liens securing such Senior Debt (to the extent any of such Senior Debt remains unpaid after application of the proceeds of such foreclosure of the Mortgage); and, other than fees specified in such opinion, no taxes or recording or filing fees will be incurred by either of the Mobile Energy Parties, the Trustee or the Collateral Agent as a result of the execution, recordation or filing in such offices of any of the Security Documents, including any Financing Statements;

                         (xvi) the Company will be treated as a partnership for
                  federal income tax purposes and will not be liable for any federal, state or local income tax;

                        (xvii) neither of the Mobile Energy Parties is an
                  "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act;

                       (xviii)   each of the Mobile Energy Parties is a
                  "subsidiary company" of a "holding company," as such terms are defined in the PUHCA;

                         (xix) the statements set forth under (A) "Summary--The
                  Company," "--The Offering," "--Additional Financing Arrangements," "--Intercreditor Arrangements" and --Flow of Funds," (B) "Business--Status of Governmental Approvals," "--The Cluster Rule and the Combustion Rule," "--Environmental Conditions," "--Environmental Indemnification" and "--Legal Proceedings," (C) "Summary of Principal Project Contracts,"
                  (D) "Role of the Independent Engineer," (E) "Description of the First Mortgage Bonds," (F) "Description of Principal Financing Documents" and (G) "Description of Other Debt and Certain Lease Arrangements" in the Prospectus, insofar as such statements constitute summaries of the terms of the Securities, legal matters, documents or proceedings, are accurate in all material respects; and

                          (xx) the Registration Statement and the Prospectus and
                  any further amendments and supplements thereto made by either of the Mobile Energy Parties prior to the Time of Delivery (other than the financial statements and related schedules and other financial data included therein and any statistical data included in the Independent Engineer's Report or otherwise attributable to the Independent Engineer and in the Paper Consultant's Report or otherwise attributable to the Paper Consultant, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder; although they do not pass upon, or assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus or any such amendment or supplement, except for those referred to in the opinion in paragraph (xix) of this Section 7(c) (relying as to materiality to a large extent upon the statements of officers and other representatives of the Mobile Energy Parties), nothing has come to such counsel's attention that causes such counsel to believe that (other than with respect to the financial statements and related schedules and other financial data included therein and any statistical data included in the Independent Engineer's Report or otherwise attributable to the Independent Engineer and in the Paper Consultant's Report or otherwise attributable to the Paper Consultant, as to which such counsel need express no belief) the Registration Statement or any further amendment thereto made by either of the Mobile Energy Parties prior to the Time of Delivery, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any further amendment or supplement thereto made by either of the Mobile Energy Parties prior to the Time of Delivery, as of its date and the Time of Delivery, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading; and they do not know of any amendment to the Registration Statement (other than any amendment thereto filed solely to remove from registration any of securities registered thereunder that remain unsold at the termination of the offering of the Securities) required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus that are not so filed or described.

                  For purposes of this Section 7(c), "Financing Documents" means the Securities, this Agreement, the Security Documents (to the extent relating to or securing the Securities), the Working Capital Facility and any Note thereunder (as defined therein) and the Continuing Disclosure Agreement. In rendering such opinion or opinions, counsel for the Mobile Energy Parties may (A) rely as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Mobile Energy Parties and the Trustee and of public officials, (B) with respect to paragraphs (vii) through (x) of this Section 7(c), subject the enforceability of the matters set forth therein to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and remedies generally, to general equitable principles, whether enforcement is considered in a proceeding in equity or law, and to the discretion of the court before which any proceeding therefor may be brought, (C) with respect to paragraph (x) of this Section 7(c), exclude from the enforceability of the matters set forth therein provisions relating to liquidated damages, Step-In Rights, arbitration and agreements to agree at future dates, (D) include such further exceptions, qualifications, limitations and assumptions with respect to the matters set forth therein as may be acceptable to counsel for the Underwriters, (E) rely upon the opinion of any other counsel as to matters involving the application of laws other than the laws of the States of Alabama, Georgia and New York, provided that such other counsel and its opinion must be satisfactory to the Underwriters and that such opinion must be addressed and delivered to the Underwriters at or prior to the Time of Delivery, (F) with respect to paragraph
         (xvi) of this Section 7(c), provide a reasoned analysis as the basis for the matters set forth therein and (G) with respect to paragraph
         (xx) of this Section 7(c), state that the statements set forth therein are based upon such counsel's participation in conferences with officers and other representatives of, and other counsel for, the Mobile Energy Parties, representatives of the independent public accountants for the Mobile Energy Parties and representatives of and counsel for the Underwriters and in the preparation of the Registration Statement and the Prospectus and any amendments or supplements thereto and their review and discussion of the contents thereof, but are without independent check or verification except as specified. Such opinion or opinions shall be rendered to the Underwriters at the request of each of the Mobile Energy Parties and shall so state therein. Any legal opinion delivered on or prior to the Time of Delivery to any party other than the Underwriters by counsel for the Mobile Energy Parties in connection with the satisfaction of conditions to any of the other Financing Documents shall be accompanied by a letter from such counsel stating that the Underwriters may rely upon such opinion as if it were also addressed to them.

                  (d) Troutman Sanders LLP, counsel for Southern, and, insofar as such opinion or opinions relate to matters governed by the laws of the State of New York, Latham & Watkins, special New York counsel for Southern, shall have furnished to the Underwriters their written opinion or opinions, dated the Time of Delivery, substantially to the effect, together with such changes as to legal matters as may be acceptable to counsel for the Underwriters, that:

                              (i) Southern has been duly incorporated and is
                  validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business, to execute, deliver and perform its obligations under each of the Southern Guaranties provided at the Time of Delivery and the Mill Owner Maintenance Reserve Account Agreement (the "Southern Credit Support Documents") and to consummate the transactions contemplated thereby;

                             (ii) each of such Southern Guaranties has been duly
                  authorized, executed and delivered by Southern and (assuming due authorization, execution and delivery by each other party thereto) is the valid and binding obligation of Southern, enforceable against Southern in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and remedies generally as such laws would apply in the event of the bankruptcy, insolvency or reorganization of, or other similar occurrence with respect to, Southern, to general equity principles, whether considered in a proceeding in equity or law, and to the discretion of the court before which any proceeding therefor may be brought;

                            (iii) the Mill Owner Maintenance Reserve Account
                  Agreement has been duly authorized, executed and delivered by Southern and (assuming due authorization, execution and delivery by each other party thereto) is the valid and binding obligation of Southern, enforceable against Southern in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and remedies generally, to general equity principles, whether considered in a proceeding in equity or law, and to the discretion of the court before which any proceeding therefor may be brought;

                             (iv) the execution, delivery and performance by
                  Southern of each of the Southern Credit Support Documents and the consummation of the transactions contemplated thereby do not and will not conflict with or result in a breach or violation of any of the terms of provisions of, or constitute a default under, any indenture, mortgage, deed of trust, sale/leaseback agreement, loan agreement or other similar financing agreement or instrument or other agreement or instrument to which Southern is bound or to which any of the property or assets of Southern is subject, nor does or will any such action result in any violation of the provisions of the organizational documents of Southern or any law or statute or any order, rule or regulation, judgment or decree of any Governmental Authority having jurisdiction over Southern or any of its properties; and no consent, approval, authorization, order, registration or qualification with any such Governmental Authority is required for the consummation by Southern of the transactions contemplated by any of the Southern Credit Support Documents, except for such consents, approvals, authorizations, orders, registrations and qualifications that have been obtained;
                  and

                              (v) to the knowledge of such counsel, except as
                  otherwise disclosed in Southern's Annual Report on Form 10-K for the year ended December 31, 1994 and in Southern's Quarterly Report on Form 10-Q for each of the quarterly periods ended March 31, 1995 and June 30, 1995, there are no legal or governmental proceedings pending to which Southern or any of its subsidiaries is a party, or to which any of their respective properties is subject, that (A) if determined adversely to Southern or such subsidiary would individually or in the aggregate have a material adverse effect on the business (financial or otherwise), properties or business prospects of Southern or materially and adversely affect the ability of Southern to perform its obligations under any of the Southern Credit Support Documents, or any part thereof, or the transactions contemplated by any of the Southern Credit Support Documents or (B) questions the validity, enforceability or performance of any Project Document to which it is party.

                  In rendering such opinion or opinions, counsel for Southern may (A) rely as to matters of fact, to the extent deemed proper, on certificates of responsible officers of Southern and its subsidiaries and of public officials and (B) rely upon the opinion of any other counsel as to matters involving the application of laws other than the laws of the States of Alabama, Georgia and New York, provided that such other counsel and its opinion must be satisfactory to the Underwriters and that such opinion must be addressed and delivered to the Underwriters at or prior to the Time of Delivery. Such opinion or opinions shall be rendered to the Underwriters at the request of each of the Mobile Energy Parties and shall so state therein. Any legal opinion delivered on or prior to the Time of Delivery to any party other than the Underwriters by counsel for Southern in connection with the satisfaction of conditions to any of the other Financing Documents to the extent relating to, or securing, the Securities shall be accompanied by a letter from such counsel stating that the Underwriters may rely upon such opinion as if it were also addressed to them.

                  (e) Counsel for each of Southern Electric, SCS, the IDB, Scott and S.D. Warren (each, a "Consenting Party"), which shall be acceptable to the Underwriters, shall have furnished to the Underwriters their written opinion or opinions, dated the Time of Delivery, substantially to the effect, together with such changes as to legal matters as may be acceptable to counsel for the Underwriters, that:

                    (i) such  Consenting  Party  has  been  duly  formed  and is validly existing and in good standing under the laws
                  of its jurisdiction of organization, with power and authority (corporate and other) to own its properties and conduct its business, to execute, deliver and perform its obligations under its Consent to Assignment and each of the Project Contracts to which it is a party and to consummate the transactions contemplated thereby;

                            (ii) each of the Project Contracts to which such
                  Consenting Party is a party and such Consenting Party's Consent to Assignment has been duly authorized, executed and delivered by such Consenting Party and constitutes a valid and binding obligation of such Consenting Party, enforceable against such Consenting Party in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and remedies generally, to general equity principles, whether considered in a proceeding in equity or law, to the discretion of the court before which any proceeding therefor may be brought and to public policy that may limit rights to indemnification and except that, with respect to such opinions of counsel for each of the Mill Owners, no opinion need be given as to the enforceability of provisions of the Project Contracts relating to (A) liquidated damages, (B) Step-In Rights, (C) arbitration and (D) agreements to agree at future dates; and

                           (iii) the execution, delivery and performance by such
                  Consenting Party of the Project Contracts to which it is a party and its Consent to Assignment and the consummation of the transactions contemplated thereby do not in any material respect and will not in any material respect conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, sale/leaseback agreement, loan agreement or other similar financing agreement or instrument or other material agreement or instrument to which such Consenting Party is bound or to which any of the property or assets of the Consenting Party is subject, nor did or will such action result in any violation of the provisions of the organizational documents of such Consenting Party; and no consent, approval, authorization, order, registration or qualification of any Governmental Authority is required for the consummation by such Consenting Party of the transactions contemplated by the Project Contracts to which it is a party and its Consent to Assignment.

                  For purposes of this Section 7(e) with respect to such opinions of counsel for each of the Mill Owners, "Project Contracts" shall mean the Master Operating Agreement, the Energy Services Agreements, the Water Agreement, the Boiler Ash Disposal Agreement, the Environmental Indemnity

         Agreements, the Lease and the Supplementary Lease. In rendering such opinion or opinions, counsel for such Consenting Party may (A) rely as to matters of fact, to the extent deemed proper, on certificates of responsible officers of such Consenting Party and of public officials and (B) rely upon the opinion of any other counsel, provided that such other counsel and its opinion must be satisfactory to the Underwriters and that such opinion must be addressed and delivered to the Underwriters at or prior to the Time of Delivery. Such opinion or opinions shall be rendered to the Underwriters at the request of each of the Mobile Energy Parties and shall so state therein. Any legal opinion delivered to any party other than the Underwriters by counsel for such Consenting Party in connection with the satisfaction of the conditions precedent to the effectiveness of any of the other Financing Documents to the extent relating to, or securing, the Securities shall be accompanied by a letter from such counsel stating that the Underwriters may rely upon such opinion as if it were also addressed to them.

                  (f) Counsel for First Union, which shall be acceptable to the Underwriters, shall have furnished to the Underwriters their written opinion or opinions, dated the Time of Delivery, substantially to the effect, together with such changes as to legal matters as may be acceptable to counsel for the Underwriters, that:

                           (i) First Union has been duly formed and is validly
                  existing as a national banking association, with power and authority (corporate and other) to own its properties and conduct its business, to execute, deliver and perform its obligations under the Financing Documents to which it is a party and to consummate the transactions contemplated thereby;

                           (ii) each of the Financing Documents to which First
                  Union is a party has been duly authorized, executed and delivered by First Union, in its capacity as the Trustee or the Tax-Exempt Indenture Trustee, as the case may be, and constitutes a valid and binding obligation of First Union, in such capacity, enforceable against First Union in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and remedies generally, to general equity principles, whether considered in a proceeding in equity or law, and to the discretion of the court before which any proceeding therefor may be brought;

                           (iii) the execution, delivery and performance by First Union, in its capacity as the Trustee and the Tax-Exempt Indenture Trustee, as the case may be, of the

                  Financing Documents to which it is a party and the consummation of the transactions contemplated thereby do not and will not result in any violation of the provisions of the organizational documents of First Union or any law or statute or, to the knowledge of such counsel, any order, rule or regulation, judgment or decree of any Governmental Authority having jurisdiction over First Union; and, to the knowledge of such counsel, no consent, approval, authorization, order, registration or qualification of any such Governmental Authority is required for the consummation by First Union, in such capacity, of the transactions contemplated by the Financing Documents to which it is a party; and

                           (iv) First Union has authorized the acceptance of the
                  trusts contemplated by the Indenture and the Tax- Exempt Indenture to be accepted by the Trustee and the Tax-Exempt Indenture Trustee, respectively, thereunder and by the Intercreditor Agreement to be accepted by the Trustee and the Tax-Exempt Indenture Trustee thereunder.

                  In rendering such opinion or opinions, counsel for First Union may (A) rely as to matters of fact, to the extent deemed proper, on certificates of responsible officers of First Union and of public officials and (B) rely upon the opinion of any other counsel, provided that such other counsel and its opinion must be satisfactory to the Underwriters and that such opinion must be addressed and delivered to the Underwriters at or prior to the Time of Delivery. Such opinion or opinions shall be rendered to the Underwriters at the request of each of the Mobile Energy Parties and shall so state therein.

                  (g) Counsel for Bankers Trust, which shall be acceptable to the Underwriters, shall have furnished to the Underwriters their written opinion or opinions, dated the Time of Delivery, substantially to the effect, together with such changes as to legal matters as may be acceptable to counsel for the Underwriters, that:

                             (i) Bankers Trust is validly existing and in good
                  standing under the laws of its jurisdiction of organization, with power and authority (corporate and other) to own its properties and conduct its business, to execute, deliver and perform its obligations under the Financing Documents to which it is a party and to consummate the transactions contemplated thereby; and Bankers Trust is duly authorized and empowered to exercise trust powers under the laws of the States of Alabama, Delaware and New York;

                            (ii) each of the Financing Documents to which
                  Bankers Trust is a party has been duly authorized, executed and delivered by Bankers Trust, in its capacity as the Collateral Agent, and constitutes a valid and binding obligation of Bankers Trust, in such capacity, enforceable against Bankers Trust in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and remedies generally, to general equity principles, whether considered in a proceeding in equity or law, and to the discretion of the court before which any proceeding therefor may be brought; and

                           (iii) no consent, approval, authorization, order,
                  registration or qualification of any Governmental Authority of the State of Alabama, Delaware or New York is required for the consummation by Bankers Trust, in such capacity, of the transactions contemplated by the Financing Documents to which it is a party (other than, under the laws of the State of Alabama, the exercise of certain remedies thereunder, but including the foreclosure of the Liens of the Mortgage and the Security Agreement).

                  In rendering such opinion or opinions, counsel for Bankers Trust may (A) rely as to matters of fact, to the extent deemed proper, on certificates of responsible officers of Bankers Trust and of public officials and (B) rely upon the opinion of any other counsel, provided that such other counsel and its opinion must be satisfactory to the Underwriters and that such opinion must be addressed and delivered to the Underwriters at or prior to the Time of Delivery. Such opinion or opinions shall be rendered to the Underwriters at the request of each of the Mobile Energy Parties and shall so state therein.

                  (h) French counsel for Banque Paribas (the "Bank"), which shall be acceptable to the Underwriters, shall have furnished to the Underwriters their written opinion or opinions, dated the Time of Delivery, substantially to the effect, together with such changes as to legal matters as may be acceptable to counsel for the Underwriters, that:

                             (i) the Bank is a banking corporation duly
                  organized and validly existing and in good standing under the laws of its jurisdiction of organization, with power and authority (corporate and other) to own its properties and conduct its business, to execute, deliver and perform its obligations under the Financing Documents to which it is a party;

                            (ii) the Tax-Exempt Debt Service Reserve Account
                  Letter of Credit deposited in the Tax-Exempt Debt Service Reserve Account at or prior to the Time of Delivery (the "Letter of Credit") has been duly authorized, executed and delivered by the Bank and constitutes, under the laws of France, a valid and binding obligation of the Bank, ranking pari passu with the Bank's other deposit obligations and unsecured debt except for the obligations given preference under applicable law, enforceable against the Bank in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and remedies generally as such laws would apply in the event of the bankruptcy, insolvency or reorganization of, or other similar occurrence with respect to, the Bank, to general equity principles, whether considered in a proceeding in equity or law, and to the discretion of the court before which any proceeding therefor may be brought;

                           (iii) each of the Financing Documents (other than the
                  Letter of Credit) to which the Bank is a party has been duly authorized by the Bank and constitutes, under the laws of France, a valid and binding obligation of the Bank, ranking pari passu with the Bank's other deposit obligations and unsecured debt except for the obligations given preference under applicable law, enforceable against the Bank in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and remedies generally, to general equity principles, whether considered in a proceeding in equity or law, and to the discretion of the court before which any proceeding therefor may be brought;

                            (iv) the execution, delivery and performance by the
                  Bank, acting through the New York Branch, of the Financing Documents to which it is a party and the consummation of the transactions contemplated thereby do not result in any violation of the provisions of the organizational documents of the Bank or any law or statute of France or any rule or regulation of any Governmental Authority of France having jurisdiction over the Bank or, to the knowledge of such counsel, any order, judgment or decree of any court of France or any such Governmental Authority; and no consent, approval, authorization, order, registration or qualification of any such Governmental Authority is required for the consummation by the Bank of the transactions contemplated by the Financing Documents to which it is a party;

                             (v) a final and conclusive judgment obtained in the
                  United States, which is not subject to appeal and is enforceable in the United States, with respect to payment obligations of the Bank under the Financing Documents to which it is a party, would be enforced upon request by the competent courts of France without a review of the merits, provided that the applicable requirements of the French Code of Civil Procedure are satisfied, including, in particular, that service of complaints filed with courts of competent jurisdiction in the United States was properly effected on the Bank, that fundamental procedural rights of the parties are observed and that such final and conclusive judgment of a court of competent jurisdiction of the United States is not contrary to public order or good morals in France (provided that such counsel shall not have any reason to believe that the transactions contemplated by such Financing Documents are contrary to public order or good morals in France);

                            (vi) in the event that the Bank fails to honor its
                  obligations under any of the Financing Documents to which it is a party, other than as a result of compliance with then applicable laws, regulations, directives or orders of appropriate Governmental Authorities of the United States, upon proper demand to the New York Branch in compliance with the requirements of such Financing Documents, the Bank would have a direct and general obligation to make payments in accordance with such Financing Documents;

                           (vii) the choice of law provisions of the Financing
                  Documents to which the Bank is a party are valid under the laws of France and a court in France would uphold such choice of law in a suit brought in a court of competent jurisdiction in France;

                           (viii) the Bank is subject to commercial law in
                  France and is generally subject to suit and neither it nor any of its property or revenues enjoys any right of immunity from any judicial proceeding in France; and

                            (ix) there is no fee, tax or duty or similar impost
                  of the government of France or any Governmental Authority thereof on account of which any amount is required to be withheld or deducted from payments to be made by the Bank under the Financing Documents to which it is a party.

                  In rendering such opinion or opinions, such counsel for the Bank may rely as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Bank and of public officials. Such opinion or opinions shall be rendered to the Underwriters at the request of each of the Mobile Energy Parties and shall so state therein.

                  (i) Simpson Thacher & Bartlett, counsel for the New York Branch of the Bank (the "New York Branch"), shall have furnished to the Underwriters their written opinion or opinions, dated the Time of Delivery, substantially to the effect, together with such changes as to legal matters as may be acceptable to counsel for the Underwriters, that:

                           (i) the New York Branch is licensed by the
                  Superintendent of Banks of the State of New York and qualified to do business as a New York branch of the Bank in accordance with the provisions of Article V of the Banking Law of the State of New York; the New York Branch has the power and authority under such Article V to execute, deliver and perform its obligations under the Financing Documents to which it is a party;

                           (ii) the Letter of Credit has been duly authorized,
                  executed and delivered by the Bank and constitutes a valid and binding obligation of the Bank, enforceable against the Bank in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and remedies generally as such laws would apply in the event of the bankruptcy, insolvency or reorganization of, or other similar occurrence with respect to, the Bank, to general equity principles, whether considered in a proceeding in equity or law, to the discretion of the court before which any proceeding therefor may be brought and to possible judicial application of foreign laws or foreign governmental or judicial action affecting creditors' rights;

                           (iii) each of the Financing Documents (other than the
                  Letter of Credit) to which the New York Bank is a party has been duly authorized, executed and delivered by the Bank and constitutes a valid and binding obligation of the Bank, enforceable against the Bank in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and remedies generally, to general equity principles, whether considered in a proceeding in equity or law, to the discretion of the court before which any proceeding therefor may be brought and to possible judicial application of foreign laws or foreign governmental or judicial action affecting creditors' rights; and

                           (iv) the execution, delivery and performance by the
                  Bank of the Financing Documents to which it is a party do not require any consent, approval, authorization, order, registration or qualification of any Governmental Authority of the State of New York or of the United States and do not violate any laws of the State of New York or of the United States.

                  In rendering such opinion or opinions, such counsel for the Bank may rely as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Bank and of public officials. Such opinion or opinions shall be rendered to the Underwriters at the request of each of the Mobile Energy Parties and shall so state therein.

                  (j) The Underwriters shall have received, on each of the date hereof and at the Time of Delivery, a letter dated the date hereof or the Time of Delivery, as the case may be, and in form and substance satisfactory to the Underwriters, from Arthur Andersen LLP, independent public accountants for the Mobile Energy Parties, substantially in the form attached hereto as Exhibit A.

                  (k) (i) Neither of the Mobile Energy Parties nor Southern, Southern Electric, Scott, S.D. Warren or any other Project Participant shall have sustained, since the date of the latest audited financial statements included in the Prospectus, any loss or interference with its business from fire, explosion, flood, hurricane or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus and (ii) since the respective dates as of which information is given in the Prospectus, there shall not have been any change in the capital stock or long-term debt of either of the Mobile Energy Parties or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' or other equity or results of operations of either of the Mobile Energy Parties, Southern, Southern Electric, Scott, S.D. Warren or any other Project Participant, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii) above, is in the judgment of the Underwriters so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus.

                  (l) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or other national securities exchange; or (ii) a general moratorium on commercial banking activities declared by federal authorities or authorities of the State of Alabama, Georgia or New York; or (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iii) in the judgment of the Underwriters makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus.

                  (m) Each of the Mobile Energy Parties shall have furnished, or caused to be furnished, to the Underwriters a certificate of such Mobile Energy Party, dated the Time of Delivery and in form and substance satisfactory to the Underwriters, as to the accuracy of the representations and warranties of such Mobile Energy Party herein at and as of the Time of Delivery, as to the performance by such Mobile Energy Party of all of its obligations hereunder to be performed at or prior to the Time of Delivery and as to such other matters as the Underwriters may reasonably request; and Southern shall have furnished, or caused to be furnished, to the Underwriters a certificate of an officer of Southern, dated the Time of Delivery and in form and substance satisfactory to the Underwriters, as to the due incorporation and valid existence of Southern at the Time of Delivery and the due authorization, execution and delivery by Southern of, and the valid, binding and enforceable nature at the Time of Delivery of, each of the Southern Guaranties and the capital infusion arrangements with respect to the Mill Owner Maintenance Reserve Account.

                  (n) On or prior to the Time of Delivery, the Underwriters shall have received executed copies, in the form previously approved by the Underwriters, of the Project Documents.

                  (o) On or prior to the Time of Delivery, the Mobile Energy Parties shall have delivered to the Underwriters evidence reasonably satisfactory to the Underwriters and their counsel that a title policy or title policies in favor of the Collateral Agent, in an aggregate amount equal to or greater than the maximum aggregate principal amount of Senior Debt to be outstanding immediately after the Time of Delivery, insuring the validity of the Mortgage and the priority of the Lien of the Mortgage have been obtained (the "Title Policy"); and the Title Policy shall be satisfactory in form and substance to the Underwriters and their counsel.

                  (p) On or prior to the Time of Delivery, (i) the monies to be deposited into the Intercreditor Agreement Accounts and the Indenture Accounts shall been delivered to the Trustee and the Collateral Agent in accordance with the Intercreditor Agreement and the Indenture and all other Indenture Securities Collateral existing as of the Time of Delivery possession of which is required to perfect a Lien thereon shall have been delivered to, in the case of the Shared Collateral, the Collateral Agent and, in the case of all other Indenture Securities Collateral, the Trustee, (ii) the Mortgage shall have been delivered to a title company for due recordation as a mortgage of real estate, and any required filings with respect to personal property and fixtures subject to the Lien of the Mortgage or any other Security Document shall have been delivered to a title company for filing, in each place in which such recording or filing is required to protect, preserve and perfect the Lien of the Mortgage as a valid, direct first Lien on the real estate and as a valid, first Lien on the personal property and fixtures covered or purported to be covered by the Mortgage, in each case subject only to Permitted Liens, and except for such recordation or filing no further action shall be required to create, preserve or protect such Liens and security interests, (iii) all financing statements shall have been delivered for filing, recordation and/or registration in each office and in each jurisdiction where required to create and perfect a valid, direct first Lien on the Indenture Securities Collateral and (iv) all taxes and recording and filing fees required to be paid with respect to the execution, recording or filing of the Mortgage and such financing statements shall have been paid or provided for.

                  (q) The Underwriters shall have received (i) a certified copy of, or binder for, each of the insurance policies required by Section
         5.2 of the Indenture, together with evidence satisfactory to the Underwriters that such insurance complies with the provisions thereof and the provisions of each of the other Project Documents and that all premiums then due with respect to such insurance have been paid, (ii) a written report of Sedgwick James (the "Independent Insurance Consultant") describing the insurance obtained by the Mobile Energy Parties as of the Time of Delivery with respect to the Energy Complex and stating that the insurance required to be obtained as of the Time of Delivery pursuant to the Project Documents is in full force and effect and provides reasonable and adequate coverage for the Energy Complex (the "Independent Insurance Consultant's Report") and (iii) a certificate of the Independent Insurance Consultant, signed by an authorized officer thereof, dated the Time of Delivery and in form and substance satisfactory to the Underwriters, confirming that (A) the Independent Insurance Consultant's Report was prepared in accordance with generally accepted insurance and consulting services practices,
         (B) the conclusions and opinions of the Independent Insurance Consultant contained in the Independent Insurance Consultant's Report are true and correct in all material respects as of the date of the Prospectus and as of the Time of Delivery and (C) attached to such certificate is a complete and executed copy of the Independent Insurance Consultant's Report.

                  (r) The Underwriters shall have received a certificate of the Independent Engineer, signed by an authorized officer thereof, dated the Time of Delivery and in form and substance satisfactory to the Underwriters, confirming that (i) the Independent Engineer's Report was prepared in accordance with generally accepted engineering and consulting services practices; (ii) the conclusions and opinions of the Independent Engineer contained in the Independent Engineer's Report are fair and reasonable and made in good faith based upon information provided by the Mobile Energy Parties that the Independent Engineer believes is true and correct in all material respects as of the date of the Prospectus and as of the Time of Delivery; (iii) the Independent Engineer consents to the references in the Prospectus to its authority as an expert in the design, development and operation of power projects and other industrial facilities and the use of the Independent Engineer's Report prepared by the Independent Engineer in and included as Appendix B to the Prospectus; (iv) the description of the Independent Engineer's Report contained under "Summary--The Independent Engineer's Report" in the Prospectus conforms to, and constitutes a fair and accurate summary of, the material provisions thereof; (v) nothing has come to the attention of the Independent Engineer in relation to the preparation of the Independent Engineer's Report, including its review of the Environmental Consultant's Reports, that causes it to believe that the Independent Engineer's Report or the Environmental Consultant's Reports, as of the date of the Prospectus or as of the Time of Delivery, or any of the statements in the Prospectus specifically attributed to the Independent Engineer or the Environmental Consultant, as of the date of the Prospectus or as of the Time of Delivery, contained or contains any untrue statement of a material fact or omitted or omits a material fact necessary in order to make the statements made therein with respect to any of such matters, in the light of the circumstances under which they were made, not misleading; and (vi) attached to such certificate is a complete and executed copy of the Independent Engineer's Report.

                  (s) The Underwriters shall have received a certificate of the Paper Consultant, signed by an authorized officer thereof, dated the Time of Delivery and in form and substance satisfactory to the Underwriters, confirming that (i) the Paper Consultant's Report was prepared in accordance with generally accepted economics research and consulting services practices; (ii) the conclusions and opinions of the Paper Consultant contained in the Paper Consultant's Report are true and correct in all material respects as of the date of the Prospectus and as of the Time of Delivery; (iii) the Paper Consultant consents to the references in the Prospectus to its authority as an expert in the review of the pulp, paper and tissue industries and its experience in the design, development and undertaking of studies similar to the Paper Consultant's Report and knowledge of the United States and international paper industry and the use of the Paper Consultant's Report prepared by the Paper Consultant in and included as Appendix C to the Prospectus; (iv) the assumptions attributed to the Paper Consultant's Report contained in the Independent Engineer's Report are reasonable; (v) the description of the Paper Consultant's Report contained under "Summary--The Paper Consultant's Report" in the Prospectus conforms to, and constitutes a fair and accurate summary of, the material provisions thereof; (vi) nothing has come to the attention of the Paper Consultant in relation to the preparation of the Paper Consultant's Report that causes it to believe that the Paper Consultant's Report, as of the date of the Prospectus or as of the Time of Delivery, or any of the statements in the Prospectus specifically attributed to the Paper Consultant, as of the date of the Prospectus or as of the Time of Delivery, contained or contains any untrue statement of a material fact or omitted or omits a material fact necessary in order to make the statements made therein with respect to any of such matters, in the light of the circumstances under which they were made, not misleading; and (vii) attached to such certificate is a complete and executed copy of the Paper Consultant's Report.

                  (t) The Underwriters shall have received a certificate of Dames & Moore (the "Environmental Consultant"), signed by an authorized officer thereof, dated the Time of Delivery and in form and substance satisfactory to the Underwriters, confirming that (i) the report prepared by the Environmental Consultant with respect to the environmental site assessment of the Energy Complex (the "Environmental Consultant's Reports") was prepared in accordance with generally accepted engineering and consulting services practices; (ii) the conclusions and opinions of the Environmental Consultant contained in the Environmental Consultant's Reports were true and correct in all material respects as of the respective dates of the Environmental Consultant's Reports; (iii) the assumptions attributed to the Environmental Consultant's Reports contained in the Independent Engineer's Report are reasonable; (iv) the descriptions of the Environmental Consultant's Reports contained under "Summary--The Independent Engineer's Report" and "Business--Environmental Conditions--Environmental Reports" and in the Independent Engineer's Report under "The Project--Site" and "Permits" in the Prospectus conform to, and constitute a fair and accurate summary of, the material provisions thereof; and (v) attached to such certificate are complete and executed copies of the Environmental Consultant's Reports.

                  (u) The Underwriters shall have received a certificate of Rust Engineering Company (the "Engineering Consultant"), signed by an authorized officer thereof, dated the Time of Delivery and in form and substance satisfactory to the Underwriters, confirming that (i) the report prepared by the Engineering Consultant with respect to the assessment of the Energy Complex (the "Engineering Consultant's Report") was prepared in accordance with generally accepted engineering and consulting services practices; (ii) the conclusions and opinions of the Engineering Consultant contained in the Engineering Consultant's Report were true and correct in all material respects as of the date of the Engineering Consultant's Report; (iii) the description of the Engineering Consultant's Report contained under "Summary--The Independent Engineer's Report" in the Prospectus conforms to, and constitutes a fair and accurate summary of, the material provisions thereof; and (iv) attached to such certificate is a complete and executed copy of the Engineering Consultant's
         Report.

                  (v) Each of the Mobile Energy Parties shall have entered into each of the Project Documents and the Consents to Assignment to which it is a party, in such forms as shall be reasonably satisfactory to the Underwriters and their counsel, each of which shall have been fully executed and shall be in full force and effect at the Time of Delivery.

                  (w) The Tax-Exempt Bonds shall have been issued; and the conditions precedent to the effectiveness of the Working Capital Facility, as specified in Article III thereof, shall have been satisfied or waived with the consent of the Underwriters; and the Underwriters shall have received a certificate of the Working Capital Facility Provider, dated the Time of Delivery, to such effect.

                  (x) The Underwriters shall have received evidence of the appointment of the Independent Engineer, and the acceptance by the Independent Engineer of such appointment, pursuant to the Intercreditor Agreement.

                  (y) The Underwriters shall have received evidence that there are in effect ratings on the Securities of "BBB-" by Standard & Poor's Ratings Group, "BBB-" by Fitch Investors Service, L.P. and "Baa3" by Moody's Investors Service, Inc., and no notice shall have been given of
         (i) any intended or potential downgrading of any of such ratings or
         (ii) any review or possible change that does not indicate the direction of a possible change in any of such ratings.

                  (z) Goldman, Sachs & Co. shall have received its fee for financial advisory services rendered in respect of the offering of the Bonds and the First Mortgage Bonds in accordance with Section 6(b)(xii)(B) of the Bond Purchase
         Agreement dated August 17, 1995 between Goldman, Sachs & Co.
         and The Industrial Development Board of the City of Mobile,
         Alabama.

                  (aa) The Underwriters shall have received such additional legal opinions, certificates, instruments and other documents as the Underwriters may reasonably request.

         If any of the conditions specified in this Section 7 shall not have been fulfilled when and as required by this Agreement, then this Agreement may be terminated by the Underwriters by notice to the Company at or prior to the Time of Delivery, without liability on the part of any Underwriter or either of the Mobile Energy Parties, except for the expenses to be borne by the Mobile Energy Parties as provided in Section 6 hereof and the indemnity agreements in
Section 8 hereof. If, at the Time of Delivery, such conditions shall not have been fulfilled, and the Company shall not have issued and sold to the Underwriters, and the Underwriters shall not have purchased from the Company, the Securities in accordance with
Section 2, then this Agreement shall, unless the Time of Delivery shall be extended as contemplated by Section 4(a), terminate without liability on the part of any Underwriter or either of the Mobile Energy Parties, except for the expenses to be borne by the Mobile Energy Parties as provided in Section 6 hereof and the indemnity agreements in Section 8 hereof.

         8. (a) Each of the Mobile Energy Parties, jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that (i) neither of the Mobile Energy Parties shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Mobile Energy Parties by any Underwriter through Goldman, Sachs & Co. expressly for use therein or (ii) the right of any of the Underwriters to be indemnified and held harmless under this Section 8 with respect to the Circulated Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, claim, damage or liability purchased Securities (or any person who controls such Underwriter within the meaning of the Act) if (A) the Prospectus (as then amended or supplemented if either of the Mobile Energy Parties shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person (if required by law so to have been delivered) at or prior to the written confirmation of the sale of Securities to such person and (B) the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability, provided that the application of this clause (ii) shall be conditioned upon proof, sustained by the Mobile Energy Parties, that the Prospectus (as so amended or supplemented) was not so sent or given by or on behalf of such Underwriter. Notwithstanding anything to the contrary contained in this Agreement, the satisfaction of any obligation of Mobile Energy under this Section 8 shall be non-recourse to any monies or other assets of Mobile Energy acquired through or on account of its interests in the Southern Master Tax Sharing Agreement, so long as, and to the extent that, such assets are not commingled with any of Mobile Energy's other monies or assets or with any monies or assets of the Company.

                  (b) Each Underwriter will indemnify and hold harmless each of the Mobile Energy Parties against any losses, claims, damages or liabilities to which such Mobile Energy Party may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Mobile Energy Parties by such Underwriter through Goldman, Sachs & Co. expressly for use therein, and will reimburse the Mobile Energy Parties for any legal or other expenses reasonably incurred by the Mobile Energy Parties in connection with investigating or defending any such action or claim as such expenses are incurred.

                  (c) Promptly after receipt by an indemnified party under
Section 8(a) or 8(b) hereof of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such Section 8(a) or 8(b), notify such indemnifying party in writing of the commencement thereof, but the omission so to notify such indemnifying party shall not relieve it from any liability that it may have to any indemnified party otherwise than under such Section 8(a) or 8(b). In case any such action shall be brought against any indemnified party and it shall notify any indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party. Upon the assumption by such indemnifying party of the defense of any such action, such indemnified party shall have the right to participate in such action and to retain its own counsel, but such indemnifying party shall not be liable for any legal expenses of other counsel subsequently incurred by such indemnified party in connection with the defense thereof unless (i) such indemnifying party has agreed to pay such fees and expenses, (ii) such indemnifying party shall have failed to employ counsel reasonably satisfactory to such indemnified party in a timely manner or (iii) such indemnified party shall have been advised by counsel that there are actual or potential conflicting interests between such indemnified party and any other party represented by counsel that is proposed by such indemnifying party to represent such indemnified party, including any such conflicting interests arising from situations in which there are one or more legal defenses available to such indemnified party that are different from or additional to those available to such indemnifying party. No indemnifying party shall, without the written consent of the indemnified party hereunder, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not such indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of such indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party. No indemnifying party shall be liable for any settlement or compromise of any action effected without its written consent, unless the indemnified party hereunder shall have requested such indemnifying party to reimburse it for any legal expenses of counsel or any other expenses in connection with the defense thereof in accordance with this Section 8(c), in which case such indemnifying party agrees that it shall be liable for any such settlement or compromise effected more than 30 days after its receipt of such request if such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement or compromise.

                  (d) The obligations of each of the Mobile Energy Parties under this Section 8 shall be in addition to any liability that either of the Mobile Energy Parties may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability that the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of either of the Mobile Energy Parties (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of either of the Mobile Energy Parties) and to each person, if any, who controls either of the Mobile Energy Parties within the meaning of the Act.

         9. (a) If any Underwriter shall default in its obligation to purchase the Securities that it has agreed to purchase hereunder, the non-defaulting Underwriters may in their discretion arrange for such non-defaulting Underwriters or another party or other parties to purchase such Securities on the terms contained herein. If within twenty-four hours after such default by any Underwriter such non-defaulting Underwriters do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of twenty-four hours within which to, but shall not be required to, procure another party or other parties satisfactory to such non-defaulting Underwriters to purchase such Securities on such terms. In the event that, within the respective periods prescribed above, such non-defaulting Underwriters notify the Company that they have so arranged for the purchase of such Securities, or the Company notifies the Underwriters that it has so arranged for the purchase of such Securities, then such non-defaulting Underwriters or the Company shall have the right to postpone the Time of Delivery, for a period of not more than five days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus that in the opinion of such non-defaulting Underwriters may thereby be made necessary. The term "Underwriters" as used in this Agreement shall include any party substituted under this Section 9(a) with like effect as if such party had originally been a party to this Agreement with respect to such Securities.

                  (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriter or Underwriters and the Company as provided in
Section 9(a) hereof, the aggregate principal amount of such Securities that remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities to be purchased hereunder, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Securities that such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Securities that such Underwriter agreed to purchase hereunder) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made, but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                  (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriter or Underwriters and the Company as provided in
Section 9(a) hereof, the aggregate principal amount of Securities that remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities to be purchased hereunder, or if the Company shall not exercise the right provided in Section 9(b) hereof to require such non-defaulting Underwriters to purchase Securities of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any such non-defaulting Underwriter or either of the Mobile Energy Parties, except for the expenses to be borne by the Mobile Energy Parties as provided in
Section 6 hereof and the indemnity agreements in Section 8 hereof, but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         10. The respective indemnities, agreements, representations, warranties and other statements of each of the Mobile Energy
Parties and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Underwriters or any controlling person of any Underwriter, either of the Mobile Energy Parties, or any officer or director or controlling person of either of the Mobile Energy Parties, and shall survive delivery of and payment for the Securities.

         11. If this Agreement shall be terminated (whether pursuant to Section 7 or 9 hereof or for any other reason), neither of the Mobile Energy Parties shall then be under any liability (including on account of loss of anticipated profits) to any Underwriter except as provided in Sections 6 and 8 hereof.

         12. All statements, requests, notices, and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the Underwriters in care of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Registration Department; and if to the Mobile Energy Parties shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: President; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address, which will be supplied to the Company by Goldman, Sachs & Co. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Mobile Energy Parties and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of either of the Mobile Energy Parties and each person who controls either of the Mobile Energy Parties or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         14. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

         15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding, please sign and return to us the counterpart hereof, and upon the acceptance hereof by the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement between the Underwriters and the Mobile Energy Parties.


           Very truly yours,

                       Mobile Energy Services Company, L.L.C.


                       By:   /s/
         Name: Raymond D. Hill
                         Title: Vice President & CFO


                       Mobile Energy Services Holdings, Inc.


                       By: /s/
         Name: Raymond D. Hill
                       Title:            Vice President & CFO



Accepted as of the date hereof:

Goldman, Sachs & Co.
Bear, Stearns & Co. Inc.
Lehman Brothers Inc.



By:   /s/
       (Goldman, Sachs & Co.)

                                   SCHEDULE I

                                                  Principal Amount
                                                of Securities to be
         Underwriters                               to be Purchased

         Goldman, Sachs & Co.                       $191,410,000
         Bear, Stearns & Co. Inc.                     51,040,000
         Lehman Brothers Inc.                         12,760,000

              Total                                 $255,210,000

                                                                    Exhibit A





         Pursuant to Section 7(i) of the Underwriting Agreement, Arthur Andersen LLP, independent public accountants for the Company and for Mobile Energy and its subsidiary, shall furnish letters to the Underwriters, as well as to the Manager of the Company and the Board of Directors of Mobile Energy, to the effect that:

                  (i) they are independent certified public accountants with respect to the Company and Mobile Energy and its subsidiary within the meaning of the Act and the applicable published rules and regulations thereunder;

                  (ii) in their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts or pro forma financial information other than the Projections and the Mill Assessment) examined by them and included in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Mobile Energy Parties for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representatives of the Underwriters (the "Representatives") and are attached hereto;

                  (iii) they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus as indicated in their reports thereon, copies of which are attached hereto, and on the basis of specified procedures including inquiries of officials of the Mobile Energy Parties who have responsibility for financial and accounting matters regarding whether or not the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, nothing came to their attention that causes them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable

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



         accounting requirements of the Act and the related published rules and regulations;

                  (iv) the unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company and Mobile Energy and its subsidiary for the three (3)-month period ended March 31, 1995 and for the period from inception to December 31, 1994 and included in the Prospectus agrees with the corresponding amounts (after restatements where applicable) in the audited consolidated financial statements for such period that are included in the Prospectus;

                  (v) they have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

                  (vi) on the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and Mobile Energy and its subsidiary, inspection of the minute books of the Company and Mobile Energy and its subsidiary since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of the Mobile Energy Parties responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                           (A) (i) the unaudited consolidated statements of
                  income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus for them to be in conformity with generally accepted accounting principles;

                           (B) any other unaudited income statement data and
                  balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Prospectus;

                           (C) the unaudited financial statements that were not
                  included in the Prospectus but from which were derived any unaudited condensed financial statements referred to in clause
                  (A) above and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in clause (B) above were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Prospectus;

                           (D) any unaudited pro forma consolidated condensed
                  financial statements included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                           (E) as of a specified date not more than five days
                  prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case that were outstanding on the date of the latest financial statements included in the Prospectus) or any increase in the consolidated long-term debt of Mobile Energy and its subsidiary, or any decreases in consolidated net current assets or stockholders' equity of Mobile Energy and its subsidiary or other items specified by the Underwriters, or any increases in any items specified by the Underwriters, in each case as compared with amounts shown in the most recent balance sheet included in the Prospectus, except in each case for changes, increases or decreases that the Prospectus discloses have occurred or may occur or that are described in such letter; and

                           (F) for the period from the date of the most recent
                  financial statements included in the Prospectus to the specified date referred to in clause (E) above, there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income of the Company or Mobile Energy and its subsidiary or other items specified by the Underwriters, or any increases in any items specified by the Underwriters, in each case as compared with any other period of corresponding length specified by the

                  Underwriters, except in each case for decreases or increases that the Prospectus discloses have occurred or may occur or that are described in such letter; and

                  (vii) In addition to the examination referred to in their report included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Underwriters, that are derived from the general accounting records of the Company and Mobile Energy and its subsidiary or that appear in the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Underwriters, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and Mobile Energy and its subsidiary and have found them to be in agreement.